                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 27, 1994
                                                  ----------------


                            Merrill Lynch & Co., Inc.
                       -------------------------------------
              (Exact name of Registrant as specified in its charter)





     Delaware                      1-7182               13-2740599
- ----------------------------------------------------------------------------
(State or other                 (Commission        (I.R.S. Employer
jurisdiction of                 File Number)       Identification No.)
incorporation)


World Financial Center, North Tower, New York, New York   10281-1220
- ----------------------------------------------------------------------------
        (Address of principal executive offices)     (Zip Code)



 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------



- ----------------------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Item 5.   Other Events
- -------   -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-49947) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $115,000,000 aggregate principal amount of the Company's Japan Index Equity Participation Securities with Minimum Return Protection due January 31, 2000 under the Indenture. The exhibits consist of the form of Notes and an opinion of counsel relating thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
- -------   ------------------------------------------------------------------


                             EXHIBITS

          (4)             Instruments defining the rights of
                          security holders, including indentures.

                               Form of Merrill Lynch & Co., Inc.'s Japan Index Equity Participation Securities with Minimum Return Protection due January 31, 2000.

          (5) & (23)      Opinion re: legality; consent of
                          counsel.

                               Opinion of Brown & Wood relating to the Japan Index Equity Participation Securities with Minimum Return Protection due January 31, 2000 (the "Notes") (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Notes).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        MERRILL LYNCH & CO., INC.
                                      ------------------------------
                                            (Registrant)



                                    By:     /s/ Theresa Lang
                                        -------------------------
                                            Theresa Lang
                                             Treasurer




Date:  January 27, 1994

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                           MERRILL LYNCH & CO., INC.




                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED JANUARY 27, 1994







                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX



Exhibit No.    Description                                     Page
- -----------    -----------                                     ----

(4)            Instruments defining the rights of
               security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s
                    Japan Index Equity Participation
                    Securities with Minimum Return
                    Protection due January 31, 2000.

(5) & (23)     Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood relating to
                    the Japan Index Equity
                    Participation Securities with
                    Minimum Return Protection due
                    January 31, 2000 (including consent
                    for inclusion of such opinion in
                    this report and in Merrill Lynch &
                    Co., Inc.'s Registration Statement
                    relating to such Notes).